UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-50908                     20-1195343
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 (State or other jurisdiction      (Commission                 (I.R.S. Employer
       of incorporation)           File Number)              Identification No.)

      461 Fifth Avenue, 25th Floor, New York, New York                  10017
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 644-3450



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 29, 2007, the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1       Press Release, dated June 29, 2007.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: June 29, 2007                       By: /s/ Laurence S. Levy
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                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer